UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2022

Tabula Rasa HealthCare, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37888	46-5726437
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Strawbridge Drive, Suite 100

Moorestown, New Jersey 08057

(Address of Principal Executive Offices, and Zip Code)

(866) 648-2767

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	TRHC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 13, 2022, the Compensation Committee (the “Committee”) of the Board of Directors of Tabula Rasa HealthCare, Inc. (the “Company”) approved amendments to certain outstanding Restricted Stock Grant Agreements with each of Dr. Calvin H. Knowlton, Chief Executive Officer of the Company, and Dr. Orsula V. Knowlton, President and Chief Marketing and New Business Development Officer of the Company, to accelerate the vesting terms of the previously amended September 28, 2016 Restricted Stock Grant Agreements (“2016 RSAs”).

Pursuant to the 2016 RSAs, each of Dr. C. Knowlton and Dr. O. Knowlton previously received a restricted stock award of 337,307 and 267,268 shares of the Company’s common stock, respectively. Effective November 29, 2021, the Committee amended a portion of the 2016 RSAs (168,654 shares for Dr. C. Knowlton and 133,634 shares for Dr. O. Knowlton) to extend the vesting date from December 1, 2021 to December 1, 2022. Pursuant to the May 13, 2022 amendments, the Committee accelerated the vesting of a portion of the previously-amended 2016 RSAs (56,218 shares for Dr. C. Knowlton and 44,544 shares for Dr. O. Knowlton) to May 13, 2022, with all remaining shares continuing to vest on December 1, 2022. No other terms or conditions of the 2016 RSAs were amended or changed.

The 2016 RSAs were made pursuant to a form grant agreement previously approved by the Committee. The foregoing descriptions of the terms and conditions of the amendments to the 2016 RSAs referenced above are qualified by reference to the full text of such amendments, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Sixth Amendment to Restricted Stock Grant Agreement (Calvin Knowlton)

10.2	Sixth Amendment to Restricted Stock Grant Agreement (Orsula Knowlton)

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

By:	/s/ Brian W. Adams
Brian W. Adams
Co-President

Dated: May 18, 2022